UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2006

UNDER ARMOUR, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-51626	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, 3 rd Floor, Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 454-6428

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 8, 2006, Under Armour, Inc. (the “Company”) filed a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, and a new Form 8-A for Registration of Certain Classes of Securities Pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, with the Securities and Exchange Commission in connection with the transfer of the listing of the Company’s Class A Common Stock from the NASDAQ Global Select Market to the New York Stock Exchange (NYSE). The Company’s Class A Common Stock will begin trading on the NYSE on December 18, 2006 under the ticker symbol “UA”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: December 8, 2006	By:	/s/ WAYNE A. MARINO
Wayne A. Marino
Executive Vice President and Chief Financial Officer